PTL ELECTRONICS LTD.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006

CONTENTS

INDEPENDENT AUDITOR’S REPORT

CONSOLIDATED FINANCIAL STATEMENTS:

Consolidated Balance Sheets	2

Consolidated Statements of Operations	3

Consolidated Statements of Cash Flows	4

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	5-13

LAWRENCE WOOD LTD.	1800 – 1177 West Hastings Street.
Chartered Accountants	Vancouver, British Columbia Canada V6E 2K3 Tel: 604 688 6191 Fax: 604 688 2052
Lawrence Woo CA Principal

PTL ELECTRONICS LTD.

AUDITORS’ REPORT

To the Shareholders of PTL Electronics Ltd:

We have audited the Balance Sheet of PTL Electronics Ltd. As at March 31, 2006 and the Statements of Operations and Profit and Cash Flows for the year then ended.  These financial statements are the responsibility of the company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards.  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as assessing the overall financial statements presentation.

We were appointed auditor of the company during the current year and all opening balances of the financial statements are prepared by the company’s management without audit.  Since all the opening balances entered into the determination of the current year’s figures, financial ratios and cash flows, we were unable to determine whether adjustments to the opening balance might be necessary.

Except for the effect of the unaudited opening balances, as described in the preceding paragraph, in our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.  Accounting principles generally accepted in Canada can differ in certain significant respects from accounting principles generally accepted in the United States of America and are discussed in note 13 to these financial statements.

/s/ Lawrence Woo

Vancouver, British Columbia

June 28, 2006, except as to note 13

which is as of January 31, 2007

COMMENTS BY AUDITORS FOR US READERS

In the United States, reporting standards of the Public Company Accounting Oversight Board for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions and events that cast substantial doubt on the Company’ ability to continue as a going-concern, such as described in note 1 to the financial statements.  Our report to the shareholders dated June 28, 2006, is expressed in accordance with Canadian reporting standards, which do not permit a reference to such events and conditions in the auditor’s report when these are adequately disclosed in the financial statements.

/s/ Lawrence Woo

Vancouver, British Columbia

June 28, 2006, except as to note 13

which is as of January 31, 2007

PTL ELECTRONICS LTD

BALANCE SHEETS
(Audited- See Auditor's Report)
As at March 31, 2006
	2006	2005
		(Unaudited- see
ASSETS		Note 11)
Current
Accounts Receivable	$1,288,100	$313,276
Inventories (Note 4)	1,732,847	1,590,799
Other receivable (Note 6)	349,762	288,350
Prepaid expenses and deposits	18,590	6,195
	3,389,299	2,198,620

Capital assets, net (Note 5)	752,414	725,433
Goodwill from purchase, net	1,113,805	1,113,805
Minority interest investment (Note 6)	22260	238236

	$5,277,778	$4,276,094

LIABILITIES AND SHAREHOLDER'S EQUITY
Current
Bank overdraft (Note 7)	$449,930	$113,641
Accounts payable and accrued liabilities	1,104,140	1,487,817
Income taxes payable	177,505	-
Other payables	186,710	99,000
Demand Loan (Note 8)	400,668	288,350
	2,318,953	1,988,808

Shareholder's loan account	2,288,224	2,291,753

	4,607,177	4,280,561

SHAREHOLDER'S EQUITY
Capital Stock (Note 9)	100	100
Retained earnings (deficit)	670,501	(4,567)
	670,601	(4,467)

	$5,277,778	$4,276,094

The accompanying notes form an integral part of these financial statements.

PTL ELECTRONICS LTD
Statements of Operations and Profit
(Audited- See Auditor's Report)
For the period ended March 31, 2006
	2006	2005
		(Unaudited- see
		Note 11)
Revenue
Manufacturing Revenue	$10,239,236	$-

Cost of goods sold
Direct material and associated costs	5,958,033	-
Direct labor costs	1,403,610	-
	7,361,643	-

	2,877,593	-

Sales and marketing expenditures
Advertising and promotion	3,791	-
Meals and entertainment	12,612	-
Wages and benefits	146,043	-
	162,446	-

Gross Margin	2,715,147	-

General and administrative expenses
Automobile	12,394	-
Bad debts	20,969	-
Bank charges	10,830	-
Equipment lease	71,255	-
Foreign exchange loss	84,747	-
Insurance	32,389	-
Repairs and maintenance	35,249	-
Office and miscellaneous	31,385	-
Professional fees	65,155	-
Rent and utilities	176,757	-
Production supplies	6,692	-
Telephone	21,248	-
Travel	22,966	-
Wages and benefits	728,061	-
	1,320,097	-

Net Profit/(loss) before interest, depreciation
and income taxes	1,395,050	-
Corporate income taxes	(174,644)	-
Depreciation	(264,195)	(4,567)
Interest on shareholder's loan	(90,881)	-
Interest on debt and finance charges	(85,589)	-
	779,741	(4,567)

Loss on investments (Note 6)	(104,673)	-
Net Profit/(loss) for the year	675,068	(4,567)
Retained earnings/(deficit), beginning of the year	(4,567)	-

Retained earnings/(deficit), end of year	$670,501	$(4,567)
Basic earnings/(loss) per share
Weighted average 1,000,000 common shares	$0.67	$0

The accompanying notes form an integral part of these financial statements.

PTL ELECTRONICS LTD

Statements of Cash Flows
(Audited- See Auditor's Report)
For the period ended March 31, 2006
	2006	2005
		(Unaudited- see
		Note 11)
Operating Activities
Net Income (loss) for the year	$675,068	$(4,567)
Adjustments to reconcile net income to cash
provided by operating activities:
Amortization	264,195	4,567

(Increase) decrease in:
Accounts receivable	(1,036,236)	-
Inventories	(142,048)	-
Prepaid expenses and deposits	(12,395)	-

Increase (decrease) in:
Accounts payable and accrued liabilities	(295,967)	-
Income tax payable	177,505	-

Cash used in operating activities	(369,878)	-

Investing activities
Purchase of capital assets	(291,176)	(730,000)
Decrease (increase) in goodwill	-	(1,113,805)
Purchase of Net current Assets	-	(611,803)
Decrease (increase) in investment	215,976	(238,236)
Cash used in investing activities	(75,200)	(2,693,844)

Financing Activities
Increase (decrease) in demand loan	112,318	288,350
Increase (decrease) in shareholder loan	(3,529)	2,291,753
Increase (decrease) in share capital	-	100
Cash provided by financing activities	108,789	2,580,203

Net increase (decrease) in cash	(336,289)	(113,641)

Cash (deficiency), beginning of year	(113,641)	-

Cash (deficiency), end of year	(449,930)	(113,641)

Represented by:
Bank overdraft	(449,930)	(113,641)

The accompanying notes form an integral part of these financial statements.

1.

Nature of Operations

The company was incorporated under the laws of British Columbia, Canada, on March 17, 2005.  The company is engaged in contract manufacturing of electronic circuit boards and related products.  Business is conducted principally in Canada.

Going Concern

These financial statements have been prepared on the assumption that the company is a going concern, meaning that it will continue in operation for the foreseeable future, and will be able to realize its assets and discharge its liabilities in the normal course of business.

2.

Significant accounting policies

a)

Foreign exchange

The company’s functional currency and financial statement presentation is the Canadian dollar.  Foreign denominated monetary assets and liabilities are translated to their Canadian dollar equivalents using foreign exchange rated that prevailed at the balance sheet date.  Non-monetary items are translated at historical exchange, except for items carried at market value, which are translated at the rate of exchange in effect at the balance sheet date.  Exchange gains or losses arising on foreign currency translation are included in the determination of net profit (loss) for the year.

b)

Inventories

Inventories are recorded at the lower of cost or net realizable value.  Cost includes direct costs and applicable overhead for finished goods and work in progress.

c)

Amortization of property plant and equipment

Amortization of assets with fixed or determinable lives is provided at the following annual rates.  (Except in the year of purchase in which the Company uses ½ the normal rate).

Production equipment

- 30% declining balance

Furniture and fixtures

- 20% declining balance

Computer equipment

- 45% declining balance

Leasehold improvements

- straight line over five years

d)

Long-lived assets

The carrying value of long-lived assets, which includes property, plant and equipment is reviewed for impairment whenever events or circumstances indicate the recoverable value may be less than the carrying amount.  Recoverable value is based on estimates of undiscounted future net cash flows expected to be recovered from specific assets or groups of assets through use of future disposition.

Impairment charges are recorded in the period in which determination of impairment is made by management.

Assets with indefinite or indeterminable lives which includes goodwill, are not amortized and are reviewed for impairment on a reporting period basis using fair value determinations by management’s estimate of recoverable value.

e)

Costs of sales

Cost of sales includes materials, labor and overhead costs associated with the Contract Manufacturing.

f)

Earning (loss) per share

Basis earnings per share figures have been calculated using the weighted monthly average number of shares outstanding during the year.

g)

Measurement uncertainty

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimated and assumption that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities to the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant areas requiring the use of management estimates relate to allocation of overhead and other indirect costs to cost of sales and inventory, the determination of impairment of assets and useful lives for depreciation and amortization.  Financial results as determined by actual events could differ form those estimates.

h)

Risk management

Currency risk

Although the company conducts its business principally in Canada, the majority of its purchases are from sources in the United States and the Peoples Republic of China.  The company does not hedge its foreign currency exposure and accordingly may be at risk for foreign currency exchange fluctuations.

Credit risk

Credit risk is managed by dealing only with customers whose credit standing meet internally approved policies, and by ongoing monitoring of credit risk.  As at the year end, the company did not have significant concentrations of credit exposure to individual customers or related groups of customers.

Interest rate risk

The company currently has potential exposure to interest rate risk due to an operating line of credit and two demand non-revolving loans with floating interest rates.  The current maximum line of credit is $1,050,000 CND at the year end.

i)

Revenue recognition

Revenue is recognized upon shipment to the customers and customer acceptance.

3.

Financial instruments

The fair values of the Company’s cash, accounts receivable, bank indebtedness and accounts payable approximate their carrying amounts due to their immediate or short-term maturity.

The carrying amounts for long-term debts approximate fair values based on financing terms currently available to the Company on the measurement dates.

4.

Inventories

	2006	2005
		(Unaudited - see
		Note 11)

Raw materials	$1,098,190	$958,845
Work in progress	444,259	189,586
Finished goods	190,398	442,368
Balance, June 30	$1,732,847	$1,590,799

5.

Capital assets

		Accumulated	Net Book Value
	Cost	Amortization	2006	2005
				(Unaudited -
				see Note 11)
Production equipment	$921,361	$238,509	$682,852	$645,993
Furniture and fixtures	39,459	6,528	32,931	24,897
Computer equipment	50,356	21,684	28,672	44,584
Leasehold improvements	10,000	2,041	7,959	9,959
	$1,021,176	$268,762	$752,414	$725,433

6.

Minority interest investment

The company has written down its minority interest investment held in Peripheron Technologies Ltd. from $238,236 CND to $22,260 CND due to decrease in market value of shares.  As per agreement, a portion of this loss is to be reimbursed by the shareholders who used these shares as their contribution to the shareholder’s loan account.  Amount receivable is $111,303.

7.

Bank Operating credit line

	2006	2005
		(Unaudited - see
		Note 11)

Bank operating credit line	$1,050,000	$850,000

Under the terms of a bank overdraft agreement with the Hongkong Bank of Canada (“HSBC” or the “Bank”) the company has operating loan in the amount of $850,000 CAD which bears interest at the prime bank rate plus 1.25% per annum.

By the letter agreement dated July 12, 2005, the bank increased the overdraft facility above to a maximum principal amount of CAD $1,050,000.  Credit available as of March 31, 2006 was $600,000 ($1,050,000 - $449,930).

Security

The Bank indebtedness is secured as follows:

a)

By personal guarantees provided by the company’s shareholders

b)

General Security Agreement creating a first fixed charge over all present and after acquired property

c)

Security under Section 427 of the Bank Act (Canada)

d)

Assignment/endorsement to the Bank of all risk insurance, showing the Bank as first loss payee

e)

Assignment of key man life insurance in the amount of $250,000 CAD for each of two key executive

Financial covenants

The banking agreement provides that at all times while the Bank indebtedness is outstanding, the company will not, without the prior written consent of the Bank permit its:

1.

Ratio of total debt to tangible net worth to exceed 2.75 prior March 31, 2006 and 2.5 commencing March 31, 2006 and thereafter

2.

Current ratio at any time to be less than 1.0 prior to March 31, 2006 and 1.25 commencing March 31, 2006 and thereafter

3.

Tangible net worth to be reduced to less than the sum of CAD $750,000 at any time prior March 31, 2006 and thereafter

4.

Debt service coverage to fall below 125% at any time commencing March 31, 2006

5.

Made capital expenditures in any fiscal year in the amount exceeding the aggregate $100,000 CAD.

Based on this audited financial statement, the debt/equity ratio for year of 2006 is 8.23, exceeding 2.75 as required in the financial covenants by bank.

8.

Demand loan

Part of this balance ($235,668) was a result of the take over of the predecessor company’s business.  The company agreed to assume a financial obligation relating to the purchase of equipment.  This obligation is financed by the demand loan.  The vendor has agreed to repay the company within a three-year period.

9.

Share capital

A.

Authorized:

The authorized capital of the company consists of an unlimited number of shares divided into:

a)  Class A common voting shares without par value

b)  Class B common non-voting shares without par value

c)  Class C preferred non-voting shares

d)  Class D preferred non-voting shares

B.

Issued

a)  1,000,000 Class A common voting shares for the total consideration of $100 CAD

10.

Commitments

The Company has an operating lease commitment for plant and office premises, requiring payments in each of the next 2 years as follows:

2006

$156,014

2007

$  78,007

11.

Comparative figures

These are unaudited figures prepared by management.

12.

Subsequent events

a)

The company entered into a definitive agreement to sell all outstanding shares of PTL Electronics Ltd. on May 8, 2006.

b)

The company is named as a defendant in a writ filed on May 24, 2006 in the Supreme Court of B.C. by Peripheron Technologies Ltd.  Peripheron Technologies has named all current shareholders and the Corporation in a lawsuit regarding the original sale of the EMS division of Peripheron Technologies Ltd.

13.

Differences between Canadian and United States generally accepted accounting principles (Canadian GAAP and US GAAP)

(a)

Significant accounting policies

(i)

Revenue recognition

The Company recognizes revenue from the sale of product once the Company has fully complied with its obligations to customers through shipment.

The Company has no obligation to customers in terms of parts since the warranty remains with the vendors that manufacture the parts.  The Company does have an obligation for the term of one year for workmanship performed in assembling the product.  Warranty costs are included as part of Cost of Goods Sold expense.

(ii)

Inventory

Inventory consists of unassembled parts and work in progress and is recorded at the lower of cost or net realizable value.  Cost of unassembled parts is determined using the weighted-average method.  The labour component of work in progress is determined based on the time spent per project.

(iii)

Recent US accounting pronouncements

(a)

July 13, 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No.  109”  (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statement in accordance with Statement No.. 109 and prescribes a recognition threshold and measurement attribute for financial statement disclosure of tax positions taken or expected to be taken on a tax return.  FIN 48 is effective for fiscal years beginning after December 15, 2006.  The Company does not believe there will be any impact on Company’s operations.

(b)

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS No. 154”), which replaced Accounting Principles Board

(“APB”) Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements”..  SFAS No. 154 changes the requirements for the accounting for and reporting of a change in accounting principles.  It requires retrospective application to prior periods’ financial statements of changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change.  This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  The Company does not believe there will be any impact on Company’s operations.

13.

Differences between Canadian and United States generally accepted accounting principles (Canadian GAAP and US GAAP).(Cont’d)

(a)

Significant accounting policies (Cont’d)

(iii)

Recent US accounting pronouncements (Cont’d)

(c)

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Non-Monetary Assets - An Amendment of APB Opinion No. 29” (“SFAS No. 153”).  SFAS No. 153 is the result of an effort to eliminate differences between US GAAP and International GAAP.  SFAS No. 153 states that the exchange value of non-monetary assets should be measured based on the fair value of the assets exchanged.  This statement is effective for non-monetary assets exchanges beginning June 15, 2005.  The Company does not believe there will be any impact on Company’s operations.

(d)

In December 2004, the FASB issued SFAS No. 151, “Inventory costs - An Amendment of ARB No. 43, Chapter 4” (“SFAS No. 151”).  SFAS No. 151 is the result of an effort to eliminate differences between US GAAP and International GAAP.  SFAS No. 151 clarifies that abnormal amounts of idle facility expense, freight, handling costs and spoilage should be expensed as incurred and included in inventory.  Further, SFAS No. 151 requires that allocation of fixed production overheads to conversion costs should be based on normal capacity of the production facilities.  The Company does not believe there will be any impact on Company’s operations.

(e)

Interpretation No. 46(R) “Consolidation of Variable Interest Entities” (“FIN 46(R)”) applies at different dates to different types of enterprises and entities, and special provisions apply to enterprises that have fully or partially applied Interpretation No. 46.  Application of Interpretation No. 46 or FIN 46(R) is required in financial statements of public entities that have interests in variable interest entities or potential variable interest entities commonly referred to as special-purpose entities for periods ending after December 15, 2003.  Application by public entities (other than small business issuers) for all other types of entities is required in financial statements for periods ending after March 15, 2004.  Application by small business issuers to entities other than special-purpose entities and by non-public entities to all types of entities is required at various dates in 2004 and 2005.  In some instances, enterprises have the option of applying or continuing to apply Interpretation No. 46 for a short period of time before applying FIN 46(R).  The Company does not believe there will be any impact on Company’s operations.

13.

Differences between Canadian and United States generally accepted accounting principles (Canadian GAAP and US GAAP)…(Cont’d)

(b)

Differences in Accounting Principles

(i)

Statement of Cash Flows

Under Canadian GAAP, certain types of bank indebtedness is shown as ending cash and cash equivalents on the Statement of Cash Flows.  Under US GAAP, bank indebtedness is shown as a financing activity.

(ii)

Investments

Under Canadian GAAP, investments where the Company does not exert significant influence, and classified as available for sale, are carried at the lower of cost and net realizable value..  Under US GAAP, these types of investments are carried at fair value at the date of the Balance Sheet with any gains or losses recognized through other comprehensive income.

(iii)

Other Comprehensive Income

Under US GAAP, comprehensive income must be reported, which is defined as all changes in equity other than those resulting from investments by owners and distributions to owners.  Other comprehensive income includes the unrealized holding gains and losses on available-for-sale securities.

(c )

Reconciliation

(i)

Reconciliation of total assets, liabilities and equity in accordance with Canadian and US GAAP:

	2006	2005
		(unaudited)
Total assets per Canadian and US GAAP	$5,277,778	$4,276,094

Total liabilities per Canadian and US GAAP	$4,607,177	$4,280,561

Capital stock per Canadian and US GAAP	$100	$100

Retained earnings (deficit) per Canadian GAAP	$670,501	$(4,567)
Adjustment of write down on investment
recorded as other comprehensive income
for US GAAP	104,673	-

Retained earnings (deficit) per US GAAP	$775,174	$(4,567)
Other comprehensive income
per Canadian GAAP	$-	$-
Adjustment of write down on investment
recorded as other comprehensive income
for US GAAP	(104,673)	-
Other comprehensive income per
US GAAP	$(104,673)	$-

Total shareholder’s equity per Canadian and
US GAAP	$670,601	$(4,467)

Total liabilities and shareholder’s equity
per Canadian and US GAAP	$5,277,778	$4,276,094

(ii)

Reconciliation of net income (loss) reported in accordance with Canadian and US GAAP:

	2006	2005
		(unaudited)
Net income (loss) per Canadian GAAP	$675,068	$(4,567)
Write down on investment recorded as
other comprehensive income under
US GAAP	104,673	-

Net income (loss) per US GAAP	$779,741	$(4,567)
Write down of investment	(104,673)	-

Other comprehensive income	$675,068	$(4,567)

(iii)

Reconciliation of cash flow in accordance with Canadian and US GAAP:

	2006	2005
		(unaudited)
Cash used in operating activities in
accordance with Canadian and US GAAP	$(369,878)	$-

Cash used in investing activities of in
accordance with Canadian and US GAAP	$(75,200)	$(2,693,844)

Cash provided by financing activities in
accordance with Canadian GAAP	$108,789	$2,580,203
Reclassification of bank indebtedness	449,930	113,641

Cash provided by financing activities in
accordance with Canadian and US GAAP	$558,719	$2,693,844

Cash end of year in accordance with
Canadian GAAP	$(449,930)	$(113,641)

Reclassification of bank indebtedness	449,930	113,641

Cash, end of year in accordance with
US GAAP	$-	$-